                                    PRESS RELEASE for immediate distribution

Beyond Commerce, Inc.

Files SEC Form S-1 Registration Statement

Las Vegas, NV. (October 9, 2018) – Beyond Commerce, Inc. (OTCQB: BYOC), (the “Company”), is a planned provider of B2B internet marketing analytics, technologies, and related services, is pleased to announce today that it has filed a Registration Statement on Form S-1 with the U.S. Securities and Exchange Commission (SEC).

Under the Securities Exchange Act of 1934, as amended (the Act), a requirement for the Company’s stock to trade on a national securities exchange is the filing of a Form S-1. The Form S-1 filing was made in connection with Beyond Commerce’s intent to up-list it’s securities to a national exchange. The Form S-1 includes the consolidated audited financial statements for the years ended December 31, 2017 and 2016. Also included are the condensed consolidated reviewed financial statements for the three and six month periods ended March 31, and June 30, 2018 and 2017.

“Today’s filing marks the completion of another important milestone toward Beyond Commerce successful graduation to an up-listing to a national exchange,” said George Pursglove, President and Chief Executive Officer. “Our Form S-1 registration statement lays the groundwork for us to begin building our next chapter as a publicly traded company. Once the S-1 is effective, Beyond Commerce will become a reporting company, which will provide transparency to our various stakeholders—with a goal of communicating the strength of our business, the growth opportunities we see ahead and the long-term value we seek to create for our shareholders.”

The Form S-1 has been filed with the Securities and Exchange Commission, but has not yet become effective. This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

A copy of the Form S-1 is available through the following link or via the SEC’s website hhtp://sec.gov.

https://www.sec.gov/Archives/edgar/data/1386049/000144586618001078/0001445866-18-001078-index.htm

Beyond Commerce, Inc.

Las Vegas, Nevada-based Beyond Commerce, Inc. is focused on the planned acquisition of “big data” companies in the B2B internet marketing analytics, technologies and related services space. The Company’s planned objective is to develop, acquire and deploy disruptive strategic software technology that will build on organic growth potential and to exploit cross-selling opportunities. Beyond Commerce plans to offer a cohesive digital product and services platform to provide clients with a single point of contact for their big data, marketing and related sales initiatives.

Beyond Commerce Contact:

George Pursglove, CEO and Director

(702) 675-8022

george.pursglove@beyondcommerceinc.com

www.beyondcommerceinc.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are subject to the “safe harbor” created by those sections for such statements. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “design,” “estimate,” “except,” “forecast,”  “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negatives or other tense of such terms and other similar expressions intended to identify forward-looking statements and similar expressions. We use forward-looking statements relate to future events or future financial performance and involve known and unknown risks, uncertainties and other factors that

Beyond Commerce, Inc.

954.803.5191 p                                                                                                                            1 of 2 | Pages

                                    PRESS RELEASE for immediate distribution

may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels or activity, performance or achievements expressed or implied by these forward-looking statements.

Beyond Commerce, Inc.

954.803.5191 p                                                                                                                            2 of 2 | Pages